EX-32.1 4 digitaltown10k022809ex32-1.htm CERTIFICATION OF CHIEF FINANCIAL OFFICER UNDER SECTION 1350

Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul R. Gramstad, the Chief Financial Officer Officer of DigitalTown, Inc. (the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Annual Report on Form 10-K for the period ended February 28, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 28, 2010	Signed:	/s/ Paul R. Gramstad

	Name:	Paul R. Gramstad
	Title:	Chief Financial Officer, Principal Financial Officer

EX-32.1 4 digitaltown10k022809ex32-1.htm CERTIFICATION OF CHIEF EXECUTIVE OFFICER UNDER SECTION 1350

Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard A. Pomije, the Chief Executive Officer of DigitalTown, Inc. (the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Annual Report on Form 10-K for the period ended February 28, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 28, 2010	Signed:	/s/ Richard A. Pomije

	Name:	Richard A. Pomije
	Title:	Chief Executive Officer Principal Executive Officer